                            SCHEDULE 14A INFORMATION

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         CITATION COMPUTER SYSTEMS, INC.
                (Name of Registrant as specified in its charter)

      (Name of person filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total Fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017




                                             July 1, 1999


To the Shareholders of CITATION Computer Systems, Inc.:

     Our 1999 Annual Meeting of Shareholders will be held at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri, at 10:00 a.m., local time, on Thursday, August 19, 1999. The matters to be acted on at the meeting are described in detail in the Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter.

     We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the Annual Meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                             Sincerely,

                                             /s/ J. Robert Copper

                                             J. Robert Copper
                                             Chairman and Chief
                                             Executive Officer



     WE NEED YOUR PROXY VOTE IMMEDIATELY. A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF CITATION COMPUTER SYSTEMS, INC., SCHEDULED FOR AUGUST 19, 1999, WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY IMMEDIATELY.

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, AUGUST 19, 1999

To the Shareholders of CITATION Computer Systems, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of CITATION Computer Systems, Inc., a Missouri corporation (the "Company"), will be held on Thursday, August 19, 1999, at 10:00 a.m., local time, at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri.

     Pursuant to the Company's Amended and Restated By-laws, the Board of Directors of the Company has fixed the close of business on July 1, 1999 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The following items, described in the attached Proxy Statement, will be on the agenda:

     1. To elect two (2) Class 1 Directors to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2002;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ended March 31, 2000; and

     3. To transact such other business as may properly come before the meeting.

     So far as management is aware, there are no other matters expected to be acted upon by the shareholders at the Annual Meeting other than the matters described in Items 1 and 2 above.

                                             By order of the Board of Directors,

                                             /s/ Richard D. Neece

                                             Richard D. Neece
                                             Secretary


July 1, 1999
Chesterfield, Missouri

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         CITATION COMPUTER SYSTEMS, INC.
                      424 SOUTH WOODS MILL ROAD, SUITE 200
                          CHESTERFIELD, MISSOURI 63017

                                 PROXY STATEMENT

                    FOR ANNUAL MEETING OF SHAREHOLDERS TO BE
                        HELD ON THURSDAY, AUGUST 19, 1999
                    APPROXIMATE DATE OF MAILING: JULY 1, 1999

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CITATION Computer Systems, Inc., a Missouri corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, August 19, 1999 at 10:00 a.m., local time, at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by the Board of Directors in Proposal I and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000, as recommended by the Board of Directors. A shareholder who executes a proxy may revoke it at any time before it is exercised by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company or by personally appearing at the Annual Meeting and casting a contrary vote.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the shareholders of the Company on or about July 1, 1999. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, may be requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

     A plurality of the votes cast is required for the election of directors. Abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors and, therefore, do not have the effect of votes in opposition. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The close of business on July 1, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Each outstanding share of the common stock, $0.10 par value ("Common Stock"), of the Company is entitled to one vote. At the close of business on June 15, 1999 there were outstanding and entitled to vote 3,844,211 shares of Common Stock.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the amount of Common Stock beneficially owned as of June 15, 1999, by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table, any person who is known by the Company to own beneficially more than 5% of the Common Stock and all directors and executive officers of the Company as a group:




                                                                         NUMBER OF SHARES     PERCENT OF OUTSTANDING
                    NAME AND ADDRESS(1)                                 BENEFICIALLY OWNED       COMMON STOCK(1)
                    -------------------                                 ------------------       ---------------
J. Robert Copper..............................................               454,077(2)               11.4%
Richard D. Neece..............................................               183,666(3)                4.7
Fred L. Brown.................................................                16,830(4)                   (5)
Larry D. Marcus...............................................                14,084(6)                   (5)
James F. O'Donnell(7).........................................               632,895(8)(9)            16.5
David T. Pieroni..............................................                 8,634(10)                  (5)
CFB Venture Fund I, Inc.(7)...................................               630,229                  16.4
All directors and executive officers as
  a group (6 persons).........................................             1,310,186                  32.1%

[FN]
(1) Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 3,844,211 shares of Common Stock that were issued and outstanding as of June 15, 1999. Except as otherwise indicated, the address for each person is 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017.

(2) Amount includes: (i) 99,700 shares of Common Stock held in a trust for the benefit of Mr. Copper's children; (ii) 100,000 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $5.00 per share; (iii) 50,000 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $14.25; and (iv) 1,666 shares of Common Stock Mr. Copper may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $6.187 per share.

(3) Amount includes: (i) 50,000 shares of Common Stock Mr. Neece may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $5.00 per share; (ii) 30,000 shares of Common Stock Mr. Neece may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $14.25 per share; and (iii) 1,666 shares of Common Stock Mr. Neece may acquire pursuant to options to acquire shares of Common Stock at the exercise price of $6.187 per share.

(4) Amount includes 666 shares of Common Stock Mr. Brown may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $9.125 per share.

(5)  Less than one percent.

(6) Amount includes 1,666 shares of Common Stock Mr. Marcus may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $9.00 per share.

(7) The address for Mr. O'Donnell and CFB Venture Fund I, Inc. is 11 South Meramec, Suite 1430, Clayton, Missouri 63105.

(8) Mr. O'Donnell is Chairman of CFB Venture Fund I, Inc. and may be deemed to beneficially own the shares held by CFB Venture Fund, I, Inc. Mr. O'Donnell disclaims beneficial ownership of all shares held by CFB Venture Fund, I, Inc.

(9) Amount includes 666 shares of Common Stock Mr. O'Donnell may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $9.00 per share.

[FN]

(10) Amount includes 666 shares of Common Stock Mr. Pieroni may acquire pursuant to the exercise of options to acquire shares of Common Stock at the exercise price of $6.50 per share.

                        PROPOSAL I: ELECTION OF DIRECTORS

     In accordance with the Articles of Incorporation, as amended, and the Amended and Restated By-laws of the Company, the Board of Directors has fixed the number of directors at five, divided into three classes, with the terms of office of each class ending in successive years. The Board of Directors has nominated Fred L. Brown and Larry D. Marcus for election as Class 1 directors to hold office until the 2002 Annual Meeting of Shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors.

     The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Fred L. Brown and Larry D. Marcus as Class 1 directors, except as otherwise directed by the shareholder on the proxy. Messrs. Brown and Marcus currently are directors of the Company. If for any reason Messrs. Brown or Marcus become unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF FRED L. BROWN AND LARRY D. MARCUS AS CLASS 1 DIRECTORS.

     The name, age, principal occupation or position and other directorships with respect to Messrs. Brown and Marcus and the other directors whose terms of office will continue after the Annual Meeting are set forth below.

                      CLASS 1 NOMINEES TO BE ELECTED FOR A
                      TERM OF THREE YEARS EXPIRING IN 2002

     FRED L. BROWN, 58, has been a director of the Company since February 1993. Mr. Brown is the 1999 Chairman of the American Hospital Association and has been Vice Chairman of BJC Health System, headquartered in St. Louis, Missouri, since January 1999. Mr. Brown served as BJC's principal guiding force and first Chief Executive Officer from 1993 to 1998.

     LARRY D. MARCUS, 50, has been a Director of the Company since September 1996. From September 1989 until May 1996, Mr. Marcus served as Chief Financial Officer of River City Broadcasting, L.P. Currently, Mr. Marcus is President and CEO of Peak Media LLC, an owner/operator of television stations. He is also a broadcast consultant for TV and radio. Mr. Marcus serves on the Board of Directors of Radio One Inc., a publicly-held operator of radio stations serving the African American community. He is also a director of Better Communications, Inc., owner of two television stations in Indiana.

                   CLASS 2 - TO CONTINUE IN OFFICE UNTIL 2000

     JAMES F. O'DONNELL, 51, was elected a Director of the Company in 1994. Mr. O'Donnell is Chairman and Chief Executive Officer, Capital for Business, Inc., CFB Venture Fund I, Inc., and CFB Partners, Inc. (General Partner of CFB Venture Fund II, L.P.), an investment manager of two federally licensed SBIC venture funds, and has served in that capacity since 1987. Mr. O'Donnell is also Chairman of CFB Venture Fund I, Inc. and CFB Partners, Inc.

                   CLASS 3 - TO CONTINUE IN OFFICE UNTIL 2001

     J. ROBERT COPPER, 59, has been a director of the Company since May 1992. Mr. Copper was appointed Chairman and Chief Executive Officer of the Company in January 1995. Prior to that time, Mr. Copper was active as a partner in Hales, Copper & Company, a management consulting firm, which he joined in 1992. From 1990 to 1992, Mr. Copper was President and Chief Executive Officer of the PLC Group, a management consulting firm specializing in mergers and acquisitions. From 1988 to 1990, Mr. Copper was President and Chief Executive Officer of Pet, Incorporated, a packaged foods company. Mr. Copper was Senior Vice President, Planning and Development, for IC Industries (now Whitman Corp.), a conglomerate, from 1980 to 1988.

     DAVID T. PIERONI, 54, has been a Director of the Company since August 1991. Mr. Pieroni formed Pieroni Management Counselors, Inc., a management consulting company, in 1990 and served as President from 1990 to 1991, and again became active in its affairs in 1995. From 1991 to 1995 Mr. Pieroni was President of Spencer & Spencer Systems, Inc. In 1995 Mr. Pieroni joined the Farris Group and was President of the Farris Group in 1996 and part of 1997. From January 1996 until September 1996, Mr. Pieroni also served as Corporate Development Officer of Lasersight, Inc. Mr. Pieroni continues to serve as a Director of Lasersight, Inc. From 1997 to 1990, Mr. Pieroni was a principal at a predecessor of Ernst & Young LLP, working in their health care and management consulting practice.

                        BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended March 31, 1999, the Board of Directors of the Company met eleven (11) times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees on which they serve.

     The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

     AUDIT COMMITTEE. Messrs. Pieroni, Marcus, and O'Donnell are the current members of the Audit Committee. The duties of the Audit Committee include periodic meetings with independent auditors, management and internal auditors of the Company to review the work of each and ensure that each is properly discharging its responsibilities. The Audit Committee met two (2) times during the fiscal year ended March 31, 1999.

     COMPENSATION COMMITTEE. Messrs. O'Donnell, Marcus, and Brown are the current members of the Compensation Committee. The duties of the Compensation Committee include recommending salary and bonus levels for the senior officers of the Company. The Compensation Committee did not meet during the fiscal year ended March 31, 1999.

     The Company does not have a standing Nominating Committee. The Board of Directors may nominate candidates for director positions and shareholders may nominate candidates for director positions in the manner set forth in the Amended and Restated By-Laws of the Company. Each director who is not employed by the Company receives a monthly fee of $1,000 for serving as a director of the Company, which fee may be in the form of cash or, at the election of the director, shares of Common Stock of the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation of the Company's Chief Executive Officer and each other executive officer whose base salary and bonus exceeded $100,000 during the fiscal year ended March 31, 1999:


                           SUMMARY COMPENSATION TABLE


                                                                                     LONG TERM
                                               ANNUAL COMPENSATION                  COMPENSATION
                                  --------------------------------------------      ------------
                                                                                      SECURITIES
NAME AND PRINCIPAL                FISCAL                                             UNDERLYING          ALL OTHER
POSITION                           YEAR            SALARY($)          BONUS($)       OPTIONS(#)      COMPENSATION($)(1)
------------------                 ----            ---------          --------       ----------      ---------------
J. Robert Copper                   1999            $204,200              --              --             $  1,000
Chairman and Chief                 1998             204,200              --           5,000                1,000
Executive Officer                  1997             191,701         $90,000          50,000                2,498

Richard D. Neece                   1999             150,000              --              --                   --
President and Chief                1998             150,000              --           5,000                   --
Financial Officer                  1997             136,252          55,000          30,000                   --


[FN]
(1) The dollar amount shown consists solely of contributions by the Company to the CITATION Computer Systems, Inc. Retirement Savings Plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock option grants or SARs were made during the fiscal year ended March 31, 1999 to the individuals named in the Summary Compensation Table.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following presents certain information concerning stock option exercises in the fiscal year ended March 31, 1999.


                                                                                                    VALUE OF
                                                                             NUMBER OF             UNEXERCISED
                                                                            UNEXERCISED           IN-THE-MONEY
                                       SHARES                               OPTIONS AT             OPTIONS AT
                                      ACQUIRED                            FISCAL YEAR END        FISCAL YEAR END
                                         ON               VALUE            EXERCISABLE/           EXERCISABLE/
NAME                                 EXERCISE(#)       REALIZED($)       UNEXERCISABLE(#)       UNEXERCISABLE($)
----                                 -----------       -----------       ----------------       ----------------
J. Robert Copper                          0                0             151,666 / 3,334             0 / 0
Richard D. Neece                          0                0              81,666 / 3,334             0 / 0

                PROPOSAL II: APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2000. A resolution will be presented at the meeting to ratify the appointment of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting to answer questions and make a statement if he or she desires to do so.

     The affirmative vote of a majority of the shares of Common Stock which are present or represented by proxy at the Annual Meeting on this proposal is required for approval. If the shareholders do not approve this proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. During the fiscal year ended March 31, 1999, to the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with by such officers, directors and beneficial owners.

                          FUTURE SHAREHOLDER PROPOSALS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2000 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Secretary, 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017 by not later than March 1, 2000. Shareholder proposals not included in the proxy statement for the 2000 Annual Meeting of Shareholders may be considered at the meeting if written notice of the proposals is received by the Secretary of the Company by not later than May 16, 2000.

                                  ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended March 31, 1999 has been mailed simultaneously to the shareholders of the Company. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1999, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any shareholder, without charge, upon written request to Richard D. Neece, Secretary, 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017.

                                 OTHER BUSINESS

     The Board of Directors, at the date hereof, is not aware of any business to be presented at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders and discussed herein. If any other matter should properly come before the Annual Meeting, the persons named on the enclosed form of proxy will have discretionary authority to vote the shares of Common Stock represented by proxies in accordance with their discretion and judgment as to the best interests of the Company.



                                             J. Robert Copper
                                             Chairman of the Board and
                                             Chief Executive Officer


July 1, 1999
Chesterfield, Missouri

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby nominates, constitutes and appoints James F. O'Donnell and David T. Pieroni (or such other person as is designated by the Board of Directors of CITATION Computer Systems, Inc. (the "Company")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, $0.10 par value, of the Company entitled to be voted by the undersigned at the Annual Meeting of Shareholders to be held at 8000 Forsyth Boulevard, 15th Floor, Clayton, Missouri at 10:00 a.m., local time, August 19, 1999, and at any adjournments or postponements thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   Election of directors:

     [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY to vote for
         (except as marked below)                all nominees listed below


     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
           STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                           FOR TERM EXPIRING IN 2002:
                                  Fred L. Brown
                                 Larry D. Marcus


2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company:

     [ ] FOR                   [ ] AGAINST                  [ ] ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR BOTH OF THE NOMINEES FOR DIRECTOR LISTED IN 1 ABOVE AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS IN 2 ABOVE. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE 1999 ANNUAL REPORT TO SHAREHOLDERS, THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT.

     PLEASE  PROMPTLY MARK, SIGN, DATE            Date:_________________________
     AND RETURN THIS PROXY IN THE
     ENCLOSED ENVELOPE

                                                  ______________________________
     [ ] PLEASE CHECK THIS BOX IF YOU PLAN        Signature
         TO ATTEND THE MEETING IN PERSON.

                                                  ______________________________
                                                  Signature

                                                  Sign exactly as name appears
                                                  at left. Where stock is issued
                                                  in two or more names, all
                                                  should sign. If signing as
                                                  attorney, administrator,
                                                  executor, trustee, guardian,
                                                  or other fiduciary, give full
                                                  title as such. A corporation
                                                  should sign by authorized
                                                  officer and affix seal. If
                                                  this Proxy is executed by two
                                                  or more persons or entities it
                                                  shall pertain to all shares of
                                                  common stock of the Company
                                                  held in the individual name of
                                                  each person or entity as well
                                                  as all shares of common stock
                                                  of the Company held in joint
                                                  name by any two or more such
                                                  persons or entities.